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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 28, 1999
                                                   -----------------------------

                           Electric Fuel Corporation
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                     0-23336                     95-4302784
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(State or Other Jurisdiction      (Commission                 (IRS Employer
   or Incorporation)              File Number)              Identification No.)


             885 Third Avenue, Suite 2900, New York, New York 10022
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  (Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code  (212) 826-5536
                                                   -----------------------------

________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     Pursuant to a Securities Purchase Agreement dated December 28, 1999, by and between Electric Fuel and a group of private investors, including Mr. Leon S. Gross, a director of Electric Fuel and one of our existing shareholders, and subject to certain conditions and limitations contained in the Agreement, we issued 1,425,000 shares of our Common Stock, $.01 par value per share, at a price of $2.00 per share, for a total purchase price of $2,850,000. We also issued warrants to purchase an additional 1,425,000 shares of our Common Stock to the purchasers. Of these, warrants to purchase 950,000 shares of Common Stock have an exercise price of $1.25 per share and are exercisable for a period of 6 months, and warrants to purchase 475,000 shares possess an exercise price of $4.50 per share and are exercisable for a period of one year. The shares and warrants were issued in a private placement under the Securities Act of 1933, as amended, in reliance on the exemption therefrom provided by Section 4 (2) of the Securities Act. We will use the $2,707,500 in net proceeds of this offering for marketing and sales and commencement of initial automated production, as well as for the of broadening our product line and other general corporate purposes.

     As a result of the private placement and after giving effect to exercise in full of the warrants, Mr. Gross beneficially owns a total of 4,276,004 shares of Common Stock, or 26.6% of our outstanding shares. Following the private placement, Electric Fuel has 17,153,387 shares of Common Stock outstanding (giving effect to conversion of all the warrants), compared to 14,303,387 shares before the offering. The average closing price on the Nasdaq National Market for Electric Fuel Common Stock for the 20 days preceding the date of the purchase agreement was $1.676 per share.

     Pursuant to an Escrow Agreement and the terms of the Purchase Agreement, the securities we issued and the proceeds of the offering were deposited in an interest-bearing escrow account. The funds in the escrow account will be released to us and the securities will be released to the purchasers when a resale registration statement for the securities on Form S-3 is declared effective by the Securities and Exchange Commission. We undertook to file this registration statement promptly after the deposit of the full purchase price in the escrow account. In the event that the Form S-3 is not declared effective by April 30, 2000, the escrow agent will return the securities to us and release the funds in the account to the purchasers. Mr. Gross has waived his rights to require the escrow with respect to his shares and we currently have use of $750,000 the aggregate purchase price.

     Pursuant to the terms of the Purchase Agreement, the purchasers agreed that until September 30, 2004, neither they nor any of their affiliates (as defined in the Securities Act), directly or indirectly or in conjunction with or through any Associate (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended), will: (a) solicit proxies with respect to any capital stock or other voting securities of Electric Fuel under any circumstances, or become a "participant" in any "election contest" relating to the election of directors of Electric Fuel (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act); or (b) make an offer for the acquisition of substantially all of the assets or capital stock of Electric Fuel or induce or assist

                                      -2-
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any other person to make such an offer; or (c) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any capital stock or other voting securities of Electric Fuel for the purpose of accomplishing the actions referred to in clauses (a) and (b) above, other than pursuant to the voting rights agreement described below.

     The Purchase Agreement also provides that the amount of securities issued under the Purchase Agreement may be reduced, with a corresponding decrease in the aggregate purchase price of the offering, if failure to do so would result in our contravening the shareholder approval requirements of the Nasdaq National Market.

     The purchasers also entered into Amendment No. 1 to Voting Rights Agreement dated September 30, 1996, the original parties to which were Electric Fuel, Mr. Gross, Robert S. Ehrlich (our Chairman of the Board and Chief Financial Officer) and Yehuda Harats (our President and Chief Executive Officer). Pursuant to this Amendment, so long as the purchasers own an aggregate of 950,000 shares of Electric Fuel Common Stock, they will be entitled to nominate a director to serve on our board. As a result, our board of directors will be increased to a total of seven members. In addition, under the Voting Rights Agreement, the purchasers and Messrs. Ehrlich and Harats agreed to vote and take all necessary action, so that the nominee of the purchasers, Messrs. Ehrlich, Harats, Gross and Lawrence M. Miller, a current director of Electric Fuel, shall serve as members of the board of directors for a period of five (5) years covering the five (5) annual stockholder meetings following the offering.

     The foregoing descriptions of the Purchase Agreement and Amendment No.1 to the Voting Rights Agreement are qualified in their entirety by reference to the agreements themselves. Copies of the Purchase Agreement and Amendment No.1 to the Voting Rights Agreement are attached to this report as Exhibits 4a and 4b respectively, and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.  A list of exhibits required is given in the Exhibit
                         Index that precedes the exhibits filed with this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELECTRIC FUEL CORPORATION
                                   (Registrant)


                              By:  /s/ Robert S. Ehrlich
                                   ------------------------------------
                                   Robert S. Ehrlich
                                   Chairman and Chief Financial Officer

Date:  January 6, 2000

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                                 EXHIBIT INDEX


The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.                        Description

    4a         Securities Purchase Agreement between Electric
               Fuel Corporation and the Purchasers listed on Exhibit A thereto, dated December 28, 1999.

    4b Form of Warrant to purchase Common Stock issued under the Securities Purchase Agreement.

    4c         Amendment No.1 to Voting Rights Agreement between
               Electric Fuel Corporation, Leon S. Gross,
               Robert S. Ehrlich, Yehuda Harats and the
               Purchasers listed in the Securities Purchase
               Agreement, dated December 28, 1999.

   99a Press Release re: Securities Purchase Agreement between Electric Fuel Corporation and the Purchasers listed on Exhibit A thereto, issued by Electric Fuel Corporation on December 28, 1999.